UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 12, 2004

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On November 12, 2004, Cheniere Energy, Inc. (the “Company”) issued a press release announcing that its chairman, Charif Souki, will be making a presentation about the Company on November 16 at the Bank of America Energy & Power Conference.  The press release and the slide show presentation are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated by reference into this Item 7.01.  The Exhibits are not filed but are furnished pursuant to Regulation FD.

Item 9.01.              Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 12, 2004 (filed herewith).

99.2	Slide Show Presentation to be presented by Cheniere Energy, Inc. on November 16, 2004 at the Bank of America Energy & Power Conference (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: November 16, 2004	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 12, 2004 (filed herewith).

99.2	Slide Show Presentation to be presented by Cheniere Energy, Inc. on November 16, 2004 at the Bank of America Energy & Power Conference (filed herewith).